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                                                                    EXHIBIT 99.1
                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Northfield Laboratories Inc. on Form 10-Q for the period ended August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven A. Gould, M.D. Chief Executive Officer of Northfield Laboratories Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Northfield Laboratories Inc.


Date: October 15, 2002


/s/ STEVEN A. GOULD, M.D.
-------------------------
Steven A. Gould, M.D.
Chief Executive Officer